UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Sixth Street Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On May 5, 2026, Sixth Street Specialty Lending, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2026. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 – Regulation FD Disclosure

On May 5, 2026, the Company issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a second quarter 2026 base dividend per share of $0.42 to shareholders of record as of June 15, 2026, payable on June 30, 2026.

The Company announced today that Michael Fishman has been appointed to serve as Chairman of the Company’s Board of Directors, effective as of the close of business on May 21, 2026.

Michael Fishman was elected a director of the Company in April 2011. From April 2011 to December 2013, he served as Chief Executive Officer, and from December 2013 to December 2017, he served as Co-Chief Executive Officer with Joshua Easterly. Mr. Fishman is a Vice President of the Company and is a Sixth Street Partner. He has been an executive in corporate lending for more than 30 years with senior management experience in credit, portfolio management and primary loan originations. Prior to joining Sixth Street, Mr. Fishman was the Executive Vice President and National Director of Loan Originations for WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation. Fishman has also contributed to various industry publications and panel discussions, and has sat on the Board of the American Bankruptcy Institute. He holds a Bachelor of Science in Finance from Rochester Institute of Technology.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated May 5, 2026

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC. (Registrant)

Date: May 5, 2026	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer